UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 21, 2012, Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle”), filed a Current Report on Form 8-K announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated December 20, 2012, to acquire Ameristar Casinos, Inc. (“Ameristar”). Pursuant to the Merger Agreement, Pinnacle agreed to acquire Ameristar, in an all cash transaction valued at $2.8 billion, including debt to be assumed in the transaction (the “Merger”). In connection with the Merger, Ameristar commenced a consent solicitation on March 18, 2013 which seeks the consent from holders of its outstanding 7.50% Senior Notes due 2021 (the “Notes”) to approve the waivers of and amendments to certain provisions of the indenture governing the Notes. On March 18, 2013, Pinnacle filed a Current Report on Form 8-K which furnished as Exhibit 99.1 a copy of the Consent Solicitation Statement. On March 25, 2013, Ameristar issued Supplement No. 1 to the Consent Solicitation Statement to the holders of the Notes.

A copy of Supplement No. 1 to the Consent Solicitation Statement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Important Information Regarding Forward-Looking Statements

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Pinnacle’s current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the Merger, are subject to risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) the timing to consummate the transaction between Pinnacle and Ameristar; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and satisfy or waive other closing conditions; (c) the ability to obtain the approval of Ameristar’s stockholders; (d) the possibility that the merger does not close when expected or at all; or that the companies may be required to modify aspects of the merger to achieve regulatory approval; (e) Pinnacle’s ability to realize the synergies contemplated by a potential transaction; (f) Pinnacle’s ability to promptly and effectively integrate the business of Pinnacle and Ameristar; (g) the requirement to satisfy closing conditions to the merger as set forth in the merger agreement, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (h) uncertainties in the global economy and credit markets and its potential impact on Pinnacle’s ability to finance the transaction; (i) the outcome of any legal proceedings that may be instituted in connection with the transaction; (j) the ability to retain certain key employees of Ameristar; (k) that there may be a material adverse change of Pinnacle or Ameristar, or the respective businesses of Pinnacle or Ameristar may suffer as a result of uncertainty surrounding the transaction; (l) Pinnacle’s ability to fund the transaction; and (m) the risk factors disclosed in Pinnacle’s most recent Annual Report on Form 10-K, which Pinnacle filed with the Securities and Exchange Commission on March 1, 2013 and in all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission by Pinnacle subsequent to the filing of its Form 10-K for the year ended December 31, 2012. Forward-looking statements reflect Pinnacle’s management’s analysis as of the date of this report. Pinnacle does not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Supplement No. 1 to Consent Solicitation Statement of Ameristar Casinos, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: March 25, 2013	By:	/s/ Elliot D. Hoops
Elliot D. Hoops Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Supplement No. 1 to Consent Solicitation Statement of Ameristar Casinos, Inc.